UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

Lionsgate Studios Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-141203	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On March 10, 2025, Lionsgate Studios Corp. (the “Company” or “Lionsgate Studios”) issued a press release announcing the expected date of its special meeting of shareholders related to the proposed separation of the Studios Business of Lions Gate Entertainment Corp. (“Lionsgate”) from the Starz Business of Lionsgate (the “Separation”). The press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 10, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

Additional Information and Where to Find It

In connection with the Separation, Lionsgate and Lionsgate Studios Holding Corp. (“New Lionsgate”) have filed with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement/prospectus of Lionsgate and Lionsgate Studios (the “S-4”), as well as other relevant documents concerning the Separation. Each of Lionsgate, Lionsgate Studios and New Lionsgate may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that Lionsgate, Lionsgate Studios or New Lionsgate may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Lionsgate and Lionsgate Studios. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE SEPARATION AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Lionsgate and Lionsgate Studios stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Lionsgate and Lionsgate Studios, without charge, at the SEC’s website (http://www.sec.gov) or by directing a request to: nshah@lionsgate.com.

Participants in Solicitation

Lionsgate, Lionsgate Studios and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lionsgate and/or Lionsgate Studios in connection with the Separation. A list of the names of such directors and executive officers and information regarding their interests in the Separation is included in the S-4. To the extent interests by the directors or executive officers of Lionsgate and Lionsgate Studios have changed since the amounts set forth in the S-4, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed by Lionsgate and Lionsgate Studios with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Separation or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Lionsgate Studios or New Lionsgate. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements

The matters discussed in this Current Report on form 8-K include forward-looking statements, including those regarding the dates of the meeting. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to: changes in our business strategy; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; weakness in the global economy and financial markets, including a recession and past and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruptions and strikes; the inability of the parties to successfully or timely consummate the Separation, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the S-4 are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Lionsgate or Lionsgate Studios; the approval of the requisite equity holders of Lionsgate and Lionsgate Studios is not obtained; the inability to receive court approval of the proposed plan of arrangement in connection with the Separation; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Separation; failure to realize the anticipated benefits of the Separation; the ability to recognize the anticipated benefits of the Separation; the effect of the announcement or pendency of the Separation on Lionsgate’s or Lionsgate Studios’ ability to retain key personnel and to maintain relationships with business partners; risks relating to potential diversion of management attention from Lionsgate’s and Lionsgate Studios’ ongoing business operations; negative effects of this announcement or the consummation of the Separation on the market price of Lionsgate’s or Lionsgate Studios’ applicable equity securities and/or operating results; transaction costs associated with the Separation; and the other risk factors set forth in Lionsgate’s and Lionsgate Studio’s most recent Quarterly Reports Form 10-Q and Annual Report on Form 10-K, and the risk factors that are set forth in the S-4. Neither of Lionsgate nor Lionsgate Studios undertakes any obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025

LIONSGATE STUDIOS CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer